                                                                    EXHIBIT 99.2

                               ENDWAVE CORPORATION

          UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

On July 21, 2004, Endwave Corporation ("Endwave" or "the Company") completed the acquisition of JCA Technology, Inc. ("JCA"), a wholly-owned subsidiary of Bookham Technology plc.

The following unaudited pro forma condensed combined financial statements and explanatory notes have been prepared to give effect to the acquisition by Endwave of JCA as if the acquisition had been completed on January 1, 2003 for statement of operations purposes, and June 30, 2004 for balance sheet purposes. The acquisition is expected to be accounted for as a purchase business combination as defined by Statement of Financial Accounting Standards (SFAS) No.
141. In accordance with Article 11 of Regulation S-X under the Securities Act, an unaudited pro forma condensed combined balance sheet as of June 30, 2004, and unaudited pro forma condensed combined statements of operations for the year ended December 31, 2003, and the six months ended June 30, 2004, have been prepared to reflect the acquisition of JCA by Endwave.

The unaudited pro forma condensed combined balance sheet as of June 30, 2004 combines the historical unaudited balance sheet of Endwave as of June 30, 2004 with the historical unaudited balance sheet of JCA as of July 3, 2004 (JCA's second fiscal quarter end).

The unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2004 combines the unaudited pro forma condensed combined statement of operations of Endwave for the six months ended June 30, 2004, with the historical unaudited statement of operations of JCA for the six months ended July 3, 2004. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2003 combines the audited statement of operations for the year ended December 31, 2003 of Endwave with the audited statement of operations of JCA for the year ended December 28, 2003. Certain reclassifications were made to the financial information of JCA to conform to the Endwave presentation.

The pro forma financial statements should be read in conjunction with (a) the historical financial statements and notes of Endwave included in Endwave's Annual Report on Form 10-K for the year ended December 31, 2003; (b) the unaudited condensed financial statements of Endwave as of June 30, 2004, and for the six month periods ended June 30, 2004 and 2003 included in Endwave's Quarterly Report on Form 10-Q; and (c) the audited financial statements of JCA as of December 28, 2003 and December 29, 2002, and for the years then ended, and the unaudited financial statements of JCA as of July 3, 2004 and for the six month periods ended July 3, 2004 and June 29, 2003, included in this Amendment to the Current Report on Form 8-K.

The pro forma adjustments are preliminary and based on Endwave management's estimates of the value of the tangible and intangible assets acquired and liabilities assumed. Based on the timing of the closing of the transaction and other factors, pro forma adjustments may differ materially from those presented in these pro forma financial statements. A change affecting the value assigned to long-term assets acquired and liabilities acquired and/or assumed would result in a reallocation of purchase price and modifications to the pro forma adjustments. The balance sheet and statement of operations effect of these changes will depend on the nature and amount of the assets or liabilities adjusted.

The pro forma financial information is intended for informational purposes only and is not necessarily indicative of the future financial position or future results of operations of Endwave after the acquisition and the merger or the financial position or results of operations had the acquisition and the merger actually been effected on January 1, 2003.

                               ENDWAVE CORPORATION
              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                  JUNE 30, 2004
                                 (IN THOUSANDS)

                                                                  Historical
                                                        ----------------------------
                                                          Endwave            JCA               Pro forma            Pro forma
                                                        Corporation       Technology          Adjustments           Combined
                                                        -----------       ----------          -----------          -----------
                           ASSETS
 Current assets:
        Cash and cash equivalents                       $    18,092        $     861           $  (6,044) (A)       $   12,909
        Restricted cash                                           -                -                    -                    -
        Short-term investments                               13,486                -                    -               13,486
        Accounts receivable, net                              5,535              877                    -                6,412
        Accounts receivable from affiliates, net                  2                -                    -                    2
        Inventories                                           7,441              362                    -                7,803
        Equipment held for sale                                 259                -                    -                  259
        Receivable from parent company                            -            3,428              (3,428) (C)                -
        Other current assets                                    388               15                    -                  403
                                                        -----------        ---------           ----------           ----------
                        Total current assets                 45,203            5,543              (9,472)               41,274

 Property, plant and equipment                                2,778              259                    -                3,037
 Intangible assets, net                                                        4,155                4,230 (A)            4,170
                                                                                                  (4,155) (B)
                                                                                   -                 (60) (A)
 Other assets, net                                              117                -                    -                  117
                                                        -----------        ---------           ----------           ----------
                            Total assets                $    48,098        $   9,957           $  (9,457)           $   48,598
                                                        ===========        =========           ==========           ==========

     LIABILITIES AND STOCKHOLDERS' EQUITY
 Current liabilities:
        Accounts payable                                  $   1,493          $    66           $        -             $  1,559
        Accounts payable to affiliates                          125                -                    -                  125
        Accrued warranty                                      4,754              112                    -                4,866
        Accrued compensation                                    946              388                    -                1,334
        Notes payable                                             -                -                    -                    -
        Restructuring liabilities, current                       86                -                    -                   86
        Other current liabilities                               862              254                    -                1,116
                                                        -----------        ---------           ----------           ----------
                     Total current liabilities                8,266              820                    -                9,086
 Notes payable, less current portion                              -                -                    -                    -
 Other long-term liabilities                                    682                -                    -                  682
                                                        -----------        ---------           ----------           ----------
                         Total liabilities                    8,948              820                    -                9,768
                                                        -----------        ---------           ----------           ----------
 Stockholders' equity:
        Common stock                                              9                -                                         9
        Additional paid-in capital                          302,963           11,110             (11,110) (B)          302,963
        Deferred stock compensation                               -                -                    -                    -
        Accumulated other comprehensive loss                   (44)                -                    -                 (44)
        Accumulated deficit                               (263,699)          (1,973)                (320) (A)        (264,019)
                                                                                                    1,973 (B)
        Treasury stock                                         (79)                -                    -                 (79)
                                                        -----------        ---------           ----------           ----------
                     Total stockholders' equity              39,150            9,137              (9,457)              38,830
                                                        -----------        ---------           ----------           ----------
            Total liabilities and stockholders' equity  $    48,098         $  9,957           $  (9,457)           $  48,598
                                                        ===========        =========           ==========           =========

                               ENDWAVE CORPORATION
         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 2004
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                 Historical
                                                        ----------------------------
                                                          Endwave             JCA               Pro forma           Pro forma
                                                        Corporation       Technology          Adjustments           Combined
                                                        -----------       ----------          -----------          -----------
 Revenues:
        Product revenues                                $    13,783        $   3,184           $        -           $   16,967
        Development fees                                        410                -                    -                  410
                                                        -----------        ---------           ----------           ----------
                           Total revenues                    14,193            3,184                    -               17,377
                                                        -----------        ---------           ----------           ----------

 Costs and expenses:

        Cost of product revenues                              9,228            2,900                    -               12,128
        Research and development                              2,057              652                    -                2,709
        Selling, general and administrative                   3,534            1,185                    -                4,719
        Restructuring charges, net                            2,899                -                    -                2,899
        Amortization of intangible assets                         -              420                  303 (D)              303
                                                                                                    (420) (E)
        Amortization of deferred stock compensation             204                -                    -                  204
        Loss (recovery) on building sublease                  (359)                -                    -                (359)
                                                        -----------        ---------           ----------           ----------
                      Total costs and expenses               17,563            5,157                (117)               22,603
                                                        -----------        ---------           ----------           ----------

 Loss from operations                                       (3,370)           (1,973)                 117              (5,226)
 Interest and other income, net                                 762                -                    -                  762
                                                        -----------        ---------           ----------           ----------
 Net loss                                               $   (2,608)        $ (1,973)           $      117           $  (4,464)
                                                        ===========        =========           ==========           ==========

 Basic and diluted net loss per share                   $    (0.27)                                                 $   (0.47)
                                                        ===========                                                 ==========
 Shares used in computing per share amounts                   9,564                                                      9,564
                                                        ===========                                                 ==========

                               ENDWAVE CORPORATION
         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2003
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                                   Historical
                                                        ----------------------------
                                                         Endwave              JCA               Pro forma           Pro forma
                                                        Corporation       Technology          Adjustments           Combined
                                                        -----------       ----------          -----------           ----------
 Revenues:
  Product revenues                                      $    32,135        $   6,573           $        -           $   38,708
  Development fees                                            1,712                -                    -                1,712
                                                        -----------        ---------           ----------           ----------
                     Total revenues                          33,847            6,573                                    40,420
                                                        -----------        ---------           ----------           ----------

 Costs and expenses:

  Cost of product revenues                                   24,830            7,272                    -               32,102
  Research and development                                    4,462            1,477                    -                5,939
  Selling, general and administrative                         8,755            2,202                    -               10,957
  Restructuring charges, net                                    966              124                    -                1,090
  Impairment of long-lived assets                             2,589                -                    -                2,589
  Amortization of intangible assets                               -              692                  746 (D)              746
                                                                                                    (692) (E)
  Amortization of deferred stock compensation                   796                -                    -                  796
  Loss (recovery) on building sublease                            -                -                    -                    -
                                                        -----------        ---------           ----------           ----------

                Total costs and expenses                     42,398           11,767                   54               54,219
                                                        -----------        ---------           ----------           ----------
 Loss from operations                                       (8,551)          (5,194)                 (54)             (13,799)
 Interest and other income, net                                 641               20                    -                  661
                                                        -----------        ---------           ----------           ----------
 Net loss                                               $   (7,910)        $ (5,174)           $     (54)           $ (13,138)
                                                        ===========        =========           ==========           ==========

 Basic and diluted net loss per share                   $    (0.87)                                                 $   (1.44)
                                                        ===========                                                 ==========
 Shares used in computing per share amounts                   9,135                                                      9,135
                                                        ===========                                                 ==========

      NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL
                                   STATEMENTS

1.    Basis of Presentation

The unaudited pro forma condensed combined financial statements included herein have been prepared by Endwave pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and certain footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations. However, Endwave believes that the disclosures are adequate to make the information presented not misleading.

The unaudited pro condensed combined forma balance sheet was prepared by combining the unaudited condensed balance sheet of Endwave as of June 30, 2004, and the unaudited condensed balance sheet of JCA as of July 3, 2004, assuming the acquisition had occurred on June 30, 2004. The unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2004 has been prepared by combining the unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2004 of Endwave and the unaudited statement of operations of JCA for the six months ended July 3, 2004, assuming the acquisition had occurred on January 1, 2003. The unaudited pro forma statement of operations for the year ended December 31, 2003 has been prepared by combining the audited statement of operations of Endwave for the year ended December 31, 2003 and the audited statement of operations of JCA for the year ended December 28, 2003, assuming the acquisition had occurred on January 1, 2003.

2.    Unaudited Condensed Combined Pro Forma Adjustments

(A)   Records the purchase of JCA by Endwave

Pursuant to the acquisition agreement between Endwave and JCA, the Company paid $5.9 million in cash for certain assets and the assumption of certain liabilities of JCA. In addition, the Company incurred transaction costs of $135,000 related to the acquisition, which are accounted for as part of the purchase price of JCA.

The total purchase price of JCA is preliminarily allocated based upon the estimated fair value of the net tangible and intangible assets acquired and liabilities assumed. This allocation is subject to change pending a final analysis of the value of the assets acquired and liabilities assumed. The final allocation will be based on financial information as of the acquisition date. The following tables summarize the components of the total purchase price and the estimated allocation (in thousands):

Cash consideration                     $5,909
Transaction costs                         135
                                       ------
Estimated total purchase price         $6,044
                                       ======
Purchase price allocation:
Net tangible assets acquired           $1,554
In-process research and development       320(1)
Identifiable intangible assets          4,170
                                       ------
Estimated total purchase price         $6,044
                                       ======

----------
(1) In-process research and development costs of $320,000 will be charged to operations on the acquisition date. The in-process research and development charge has not been included in the accompanying unaudited pro forma condensed combined statement of operations as it represents a non-recurring charge directly related to the acquisition. In-process research and development consisted of technology which had not yet reached technological feasibility and had no alternative future use as of the date of acquisition.


  (B) Reflects the elimination of the historical intangible assets, stockholders' equity, and accumulated deficit of JCA in accordance with SFAS No. 141.

  (C) Reflects the elimination of receivable from parent company, which was forgiven by JCA prior to the closing of the acquisition of JCA by Endwave

(D) Reflects the amortization of identifiable intangible assets (excluding in-process research and development of $320,000) related to the acquisition of JCA. Core technology and customer relationships are being amortized over five years, and customer backlog is being amortized over six months. Brandname/tradename was determined to have an indefinite life, and will be periodically measured for impairment (dollars in thousands):

                                                      JCA
                    -----------------------------------------------------------------------
                                                                                    Total
                        Core        Brandname/    Customer      Customer         Intangible
                     Technology     Tradename     Backlog     Relationships        Assets
                     ----------     ----------    --------    -------------      ----------
Purchase
  price
  allocated         $      2,250   $      1,000    $   140       $       780       $  4,170
Amortization
  period in                         Indefinite
  months                      60      Life               6                60              -
Amortization
  expense
  per month         $         38   $          -    $    23       $        13       $     74
Twelve
  months pro
  forma
  adjustment
  to
  intangibles       $        450   $          -    $   140       $       156       $    746
Six months
  pro forma
  adjustment
  to
  intangibles       $        225   $          -    $     -       $        78       $    303

(E) Reflects the elimination of the historical amortization of intangible assets of JCA.

3.    Unaudited Pro Forma Combined Net Loss Per Share

The unaudited pro forma combined basic and diluted loss per common share is computed by dividing the pro forma combined net loss by Endwave's historical weighted average number of common shares outstanding.